                          PROXY STATEMENT PURSUANT TO
              SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                         JORDAN AMERICAN HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:


                  --------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:


                  --------------------------------------------------------------
         5)       Total fee paid:


                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         3)       Filing Party:

                  --------------------------------------------------------------
         4)       Date Filed:

                  --------------------------------------------------------------

                         JORDAN AMERICAN HOLDINGS, INC.
                     1875 SKI TIME SQUARE DRIVE, SUITE ONE
                       STEAMBOAT SPRINGS, COLORADO 80487
                                 (800) 879-1189

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 27, 1997

                           -------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Jordan American Holdings, Inc., a Florida corporation (the "Company"), will be held on Tuesday, May 27, 1997, at 3:00 o'clock p.m., Mountain Daylight Time, in the conference room at Timber Run, 2015 Walton Creek Road, Steamboat Springs, Colorado 80487, for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

1. To elect two directors, one to serve for a three-year term, and one to serve the last two years of a three-year term;

2. To ratify the selection of Arthur F. Bell, Jr. & Associates, L.L.C., as the Company's independent auditor; and

3.  To transact such other business as may properly come before the meeting.

Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on April 8, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY, INCLUDING ITS FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 1996, ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.



                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             Neal Jordan, Chairman of the Board
                                             and Chief Executive Officer

Steamboat Springs, Colorado
May 5, 1997

                         JORDAN AMERICAN HOLDINGS, INC.
                     1875 SKI TIME SQUARE DRIVE, SUITE ONE
                       STEAMBOAT SPRINGS, COLORADO 80487
                                 (800) 879-1189

                      -----------------------------------

                                PROXY STATEMENT

                       ----------------------------------

The enclosed proxy is solicited by the Board of Directors of Jordan American Holdings, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 27, 1997 (the "Meeting"). The approximate date on which this statement and the enclosed proxy will first be sent to stockholders is May 5, 1997. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. If no space is marked, then the proxy will be voted by the persons therein named at the meeting: 1) for the election of two directors, one to serve a three-year term, and one to serve the remaining two years of a three-year term; 2) for the ratification of the selection of Arthur F. Bell, Jr. & Associates, L.L.C., as the Company's independent auditors; and 3) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

The cost of proxy solicitation by the Board of Directors will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.

At the record date for the meeting, the close of business on April 8, 1997, the Company had outstanding 10,608,376 shares of $.001 par value common stock (the "Common Stock) and 3,000,000 shares of 8% convertible redeemable cumulative preferred stock (the Preferred Stock). Each share of Common Stock entitles the holder thereof on the record date to one vote on each matter submitted to a vote of stockholders. The Preferred Stock is non-voting. Only holders of the Common Stock of record at the close of business on April 8, 1997, are entitled to notice of and to vote at the Meeting. If there are not sufficient votes for approval of any of the matters to be voted upon at the Meeting, then the Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Meeting consists of a majority of the outstanding shares of Common Stock. The election of directors will be by a plurality of votes cast, either in person or by proxy, at the Meeting. The approval of the proposals covered by this Proxy Statement, other than the election of directors, will require an affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Meeting.

A STOCKHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The Company currently has four directors serving on its Board. The directors and executive officers of the Company are as follows:

NAME                          AGE          POSITIONS
----                          ---          ---------
W. Neal Jordan                57           Chairman of the Board, President and
                                           Chief Executive Officer

Charles R. Clark(1)           37           Director, Senior Vice President and
                                           Chief Operating Officer

Robert J. Flaherty(1)         63           Director

Ronald A. Stiller(1)          41           Director

Frederick A. Whittlesey       34           Treasurer and Secretary,
                                           Chief Financial Officer

------------------
(1)     Member of the Audit Committee.


W. NEAL JORDAN has served as the Chairman of the Board, President and Chief Executive Officer of the Company since August 1, 1995, and as a Director of the Company since April 1993. He served as the President, Chief Executive Officer and Portfolio Manager of Equity Assets Management, Inc. ("EAM"), a registered investment adviser that became a wholly-owned subsidiary of the Company in 1991, from EAM's inception 1972 until its merger into the Company on August 1, 1995. Prior to founding EAM, Mr. Jordan worked as an account executive for two New York Stock Exchange member firms, and has worked in the investment industry since 1966. He has been the Portfolio Manager of the Lauderdale Equity Investment Group #1 Limited Partnership since May 1974. Mr. Jordan is also the President of Management Securities, Inc. ("MSI"), which is a registered broker-dealer founded by Mr. Jordan in 1986; a member of the National Association of Securities Dealers, Inc. (the "NASD"); and a wholly-owned subsidiary of the Company since 1991. He is a charter member of the Florida Association of Registered Investment Advisors, an associate member of the New York City Market Technicians Association, a Commodities Trading Advisor registered with the National Futures Association, and a general securities principal and a registered options principal registered with the NASD.

CHARLES R. CLARK has served as a Director of the Company since August 22, 1995, Senior Vice President and Chief Operating Officer of the Company since August 1, 1995, and was a Vice President of the Company from April 1994 until August 1, 1995. From October 1991 through the end of 1993, he was a Technical Research Analyst for EAM. From June 1990 through September 1991, he worked as an independent management consultant. Mr. Clark received a B.S. in Management and Administrative Science from the University of Northern Colorado in 1984 and an M.A. in Biblical Studies from the Dallas Theological Seminary in 1991. Mr. Clark is a general securities principal registered with the NASD.

ROBERT J. FLAHERTY has served as a Director of the Company since August 20, 1996. Mr. Flaherty is the President, Editor and Chairman of the Board of EQUITIES magazine, a position he has held since 1981. A Harvard MBA graduate and former award winning journalist at FORBES magazine, Mr. Flaherty specializes in analysis and promotion of emerging growth companies.

RONALD A. STILLER has served as a Director of the Company since August 20, 1996. The President of IMPACT Financial Network, Inc., a financial/estate planning firm, Mr. Stiller is a professional in the areas marketing and asset gathering with extensive radio and television experience and exposure. Prior to starting IMPACT Financial Network, Inc. in September, 1995, Mr. Stiller served as President of Security Financial from July, 1990 to August, 1995, and Stiller & Associates from June, 1981 to June, 1990.

FREDERICK A. WHITTLESEY has served as Chief Financial Officer of the Company since January 1, 1996, and Treasurer and Secretary of the Company since August 1, 1995. From November 1991 through July 1995, he was a Regional Manager for EAM. Mr. Whittlesey received an M.B.A. in 1995 from Dallas Baptist University, an M.A. in 1990 from Dallas Theological Seminary, an M.A. in history in 1988 from Texas A & M University, and a B.A. in history and political science in 1985 from Southern Methodist University.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

All current Directors attended all of the meetings of the Board and all committees of the Board of which they respectively were members during the fiscal year ended December 31, 1996. There were a total of four regular and two special Board meetings held and three actions taken by written consent without a meeting during 1996.

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several standing committees described below. (There is no Nominating Committee nor any committee performing similar functions.)

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has two committees, which are the Audit and Compensation Committees. The Audit Committee's responsibilities include recommending to the Board the selection of the Company's independent auditors, reviewing the arrangements and scope of the independent audit, and reviewing all financial statements. The Compensation Committee makes recommendations to the Board as to executive salaries, reviews salaries and benefits of executives, recommends bonuses and stock option awards for directors, officers and other employees of the Company. The Audit and Compensation Committees each held two meetings during 1996. Currently the entire Board is performing the function of the Compensation Committee until such time that a Compensation Committee is formed based on the appointment of three non-employee directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The Securities and Exchange Commission has implemented a rule that requires companies to disclose in their proxy statements information with respect to reports that are required to be filed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, by directors, officers and 10% stockholders of each company, if any of those reports are not filed timely. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during 1996 and Forms 5, if any, with respect to that year, the Company has determined that all required filings were made in a timely manner with the exception of the following:

     REPORTING PERSON        NO. OF LATE REPORTS       NO. OF TRANSACTIONS
     ----------------        -------------------       -------------------

     Thomas H. Towler                1                         1

EXECUTIVE COMPENSATION

The following tables provide information with respect to the compensation paid or accrued by the Company and its subsidiaries to the Company's Chief Executive Officer in all capacities and all other executive officers of the Company who received combined salary and bonus compensation in 1996 in excess of $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term
                                                         Annual compensation           Compensation
                                               --------------------------------------  ------------
                                                                                        Securities
                                                                           Other        Underlying
                                                                           Annual        Options/
                                               Salary        Bonus      Compensation(1)   SARs
Name and Principal Position           Year       ($)          ($)             ($)          (#)
-------------------------------------------------------------------------------------------------
W. Neal Jordan,                        1996    125,000         9,000      60,122(2)      102,500
Chairman of the Board, President       1995    121,669        13,529       1,000(3)            0
and Chief Executive Officer            1994    136,842             0           0               0
since August 1, 1995, and head of
the Company's investment advisory
business prior to August 1, 1995

Frederick A. Whittlesey,               1996     65,000         9,000      54,980(4)       23,938
Chief Financial Officer; Treasurer,    1995     21,250(5)      7,175      40,070(4)       56,037
and Secretary to the Board since       1994          0             0      87,219(4)       13,000
July 1, 1995


(1) The table does not include amounts for personal benefits extended to Mr. Jordan and Mr. Whittlesey by the Company, such as health or life insurance. The Company believes that the incremental cost of those benefits to either of Mr. Jordan or Mr. Whittlesey during 1994-1996 did not exceed the lesser of $50,000 or 10% of their total annual salary and bonus.
(2) Payment of previously deferred compensation and payment for service as a director.
(3)  Cash compensation received for service as a director of the Company.
(4) Commissions earned for solicitation of assets placed under management based on a percentage of management fee revenue. Net management fee revenue to the Company from these assets was $164,940 for 1996, $120,211 for 1995, and $261,657 for 1994. This amount does not include any additional revenues earned by the Company from trading activities from managed accounts solicited by Mr. Whittlesey.
(5)  Six months compensation based on an annual salary of $42,500.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS
                               -----------------

                           Number of
                           Securities        % of Total
                           Underlying       Options/SARs       Exercise or
                          Options/SARs       Granted to         Base Price          Expiration
     Name                    Granted          Employees         ($/Share)              Date
--------------            ------------      ------------       -----------          ----------
W. Neal Jordan                2,500            1.5%               $1.38             03/01/2001
                            100,000           60.4%               $1.10             04/01/2001
Frederick Whittlesey          3,938            2.4%               $1.25             03/01/2006
                             20,000           12.1%               $1.00             04/01/2006

DIRECTOR COMPENSATION

Beginning in the year ended December 31, 1996, each non-employee director of the Company received $500 per calendar quarter for service as a director and $500 annually for each committee upon which the non-employee director served. In addition, pursuant to the Company's 1991 Stock Option Plan, as amended, mandatory grants of options to purchase the following number of shares of the Company's Common Stock are to be awarded to directors on an annual basis:
12,500 shares for serving as a director; 1,250 shares for non-employee directors serving on one or more committees, and 1,250 for serving as chairman of one or more committees.

EMPLOYMENT AGREEMENTS

In August 1991, the Company entered into an employment agreement with W. Neal Jordan, pursuant to which Mr. Jordan serves as the head of the Company's investment advisory business on a full-time basis. The employment agreement, which expires on August 14, 2001, provides for an annual base salary of $150,000, and may be increased by the Board of Directors. Mr. Jordan waived his right to $13,158 of his base salary for 1994. Mr. Jordan is also entitled to receive a bonus equal to 3% of the consolidated pre-tax earnings of the Company's investment advisory business for each fiscal year during the term of the agreement, provided that such consolidated pre-tax earnings equal or exceed $6 million for each fiscal year after December 31, 1993. In August 1991, Mr. Jordan and the Company entered into a non-competition agreement which provides for the term of Mr. Jordan's employment and for a period of three years thereafter, Mr. Jordan will not compete with the Company in any manner.

CERTAIN TRANSACTIONS

As of April 1, 1997, approximately 20% of the Company's issued and outstanding shares of Common Stock and all of its issued and outstanding shares of preferred stock were held in the Company's client accounts over which the Company exercises discretionary investment authority. Since May 1993, the Company has had a policy providing that purchases or sales of the Company's stock for the Company's client accounts will be made only upon the direction of the respective clients. With respect to any recommendations to purchase or sell, or not to purchase or sell, the Company's stock, Mr. Jordan cannot act upon any information which he may be privy to as an insider of the Company until the information is made public. As a result, trading of the Company's securities held in the Company's client accounts may be limited. See "VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

Another potential conflict of interest that exists as a result of Mr. Jordan's interest in the Company and control over the Company's client accounts is that Mr. Jordan may be faced with the issue of whether to advise the Company's clients to sell stock of the Company, the sale of which may have an adverse effect on Mr. Jordan's security holdings in the Company. Mr. Jordan is limited only by his fiduciary obligation to the Company's clients.

VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 8, 1997, certain information regarding the Company's Common Stock owned of record or beneficially by (i) each person who owns beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's Directors and executive officers; and
(iii) all Directors and executive officers as a group.



Name and Address                                   Amount and Nature of
of Beneficial Owner                              Beneficial Ownership (1)                 Percent of Class
----------------------------------------------------------------------------------------------------------------
W. Neal Jordan (2)                                     4,202,656                               39.6%
1875 Ski Time Square Drive, Suite One
Steamboat Springs, CO 80487

Charles R. Clark (3)                                     609,000                                5.7%
1875 Ski Time Square Drive, Suite One
Steamboat Springs, CO 80487

Robert J. Flaherty                                             0                                  0
28 Tunstall
Scarsdale, NY 10583

Ronald A. Stiller                                              0                                  0
870 Blue Ridge Road
Pittsburgh, PA 15239

Frederick A. Whittlesey(4)                                43,202                                  *
1875 Ski Time Square Drive, Suite One
Steamboat Springs, CO 80487

Kirkland S. & Rena B. Lamb Foundation(5)                 750,000                                6.9%
5612 Meletio
Dallas, Texas 75203

All directors and officers(6)                          4,854,858                               45.8%
as a group (5 Persons)

______________

* Less than 1%

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Does not includes 334,095 shares issuable upon exercise of the IPO Underwriter's warrants and stock purchase warrants included therein owned by Mr. Jordan nor the 2,123,273 shares and 577,686 shares underlying warrants that are held in the Company's client accounts over which the Company exercises discretionary investment control, except for transactions in securities issued by the Company (see Certain Transactions above regarding the Company's securities held in client accounts). Includes 20,500 shares issuable upon exercise of stock options granted to Mr. Jordan. Excludes 82,000 shares issuable upon exercise of stock options that are not exercisable within 60 days.
(3) Includes 49,200 shares issuable upon exercise of stock options granted to Mr. Clark, and 550,600 shares of which Mr. Clark is the trustee for certain trusts established for Mr. Jordan's children, as to which shares Mr. Clark disclaims any beneficial interest. Excludes 57,300 shares issuable upon exercise of stock options that are not exercisable within 60 days.

(4) Includes 29,002 shares issuable upon exercise of stock options granted to Mr. Whittlesey. Excludes 68,973 shares issuable upon exercise of stock options that are not exercisable within 60 days.
(5) Does not include 857,143 shares issuable upon conversion of 3,000,000 shares of Preferred Stock. The Preferred Stock is non-voting.
(6) Does not include 334,095 shares issuable upon exercise of the IPO Underwriter Warrants, nor the shares and warrants held in the Company's client accounts.

PROPOSALS TO THE STOCKHOLDERS

The Board of Directors unanimously approved the following proposals as of January 30, 1997, for presentation to the Company's stockholders:

1. ELECTION OF DIRECTORS

The Board is presently composed of four directors divided into three classes, with all directors in each class serving staggered three year terms or until their respective successors are qualified and elected. W. Neal Jordan is a Class I Director, was re-elected as a Director of the Company in 1996 and serves until the 1999 Annual Meeting of Stockholders. Ronald A. Stiller was elected as a Class I Director of the Company on August 20, 1996; as a result, he is up for election this year to serve the balance of a Class I Director's term until the 1999 Annual Meeting of Stockholders. Robert J. Flaherty was elected as a Class II Director of the Company on August 20, 1996, and is up for re-election for a term lasting until the 2000 Annual Meeting of stockholders. Charles R. Clark is a Class III Director, and was re-elected as a Director of the Company in 1996 to serve the balance of a Class III Director's term until the 1998 Annual Meeting of Stockholders.

Consequently, Mr. Stiller is Board nominee for a Class I Director and is proposed to be elected for the remaining two years of the three year term. Mr. Flaherty is Board nominee for a Class II Director and is proposed to be elected for a term of three years. For biographical information regarding all nominees, please see "MANAGEMENT - Directors and Executive Officers."

It is intended that the votes will be cast pursuant to the accompanying proxy for the two nominees named above, unless otherwise directed. The Board has no reason to believe that either nominee will become unavailable to serve if elected. However, if any nominee should be unavailable, then proxies solicited by the Board will be voted for the election of a substitute nominee designated by the Board.

W. Neal Jordan, by reason of his record ownership of approximately 40% of the outstanding shares of the Company, may be in a position to elect all of the directors of the Company and thereby control the Company.

Proxies cannot be voted for a greater number of persons than the two nominees named above. The Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the Meeting. Votes cast as abstentions will not be counted as votes for or against the election of the Director and therefore will have no effect on the number of votes necessary to elect the Directors. So-called "broker non-votes" (brokers failing to vote by proxy shares of the Company's Common Stock held in nominee name for customers) will not be counted at the Meeting and also will have no effect on the number of votes necessary to elect a Director.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED NOMINEES FOR ELECTION TO THE BOARD.

2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

It is intended that the votes will be cast pursuant to the accompanying proxy for the ratification of Arthur F. Bell, Jr. & Associates, L.L.C. ("Bell"), as the Company's independent auditor, unless otherwise directed. Bell's service as the Company's independent auditor began with the audited financial statements for 1995.

Upon the recommendation of one of the Company's former Directors, the Company selected Bell to act as the Company's independent auditor, given its experience in audits of companies in the securities business. No member of Bell or any associate thereof has any financial interest in the Company or its subsidiary. By mutual agreement, a member of that firm will not attend the Meeting and therefore will not have the opportunity to make a statement or be available to respond to questions.

Shareholder approval of the Company's auditor is not required under Florida law. The Board is submitting its selection of Bell to its stockholders for ratification in order to determine whether the shareholders generally approve of the Company's auditor. If the selection of Bell is not approved by the shareholders, the Board will reconsider its selection.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

3. OTHER MATTERS

The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, then proxies will be voted at the discretion of the proxy-holders.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders of the Company must be received by the Company no later than Thursday, January 15, 1998, at its principal executive offices, located at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, Colorado 80487, Attention:
Frederick A. Whittlesey, Secretary, for inclusion in the proxy statement and proxy relating to the 1998 Annual Meeting of Stockholders.

ADDITIONAL INFORMATION

A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996, is being provided to stockholders with this Proxy Statement.



                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    W. Neal Jordan, Chairman of the Board and
                                    Chief Executive Officer



April 25, 1997
Steamboat Springs, Colorado

                                 FORM OF PROXY
           PROXY FOR ANNUAL MEETING OF JORDAN AMERICAN HOLDINGS, INC.
                     1875 SKI TIME SQUARE DRIVE, SUITE ONE
                        STEAMBOAT SPRINGS, COLORADO 80487
                                 (800) 879-1189

              SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
                         JORDAN AMERICAN HOLDINGS, INC.

THE UNDERSIGNED hereby appoints Charles R. Clark and Frederick A. Whittlesey, or either of them, with full power of substitution, to vote, at the Annual Meeting of Stockholders of Jordan American Holdings, Inc. (the "Company"), to be held on May 27, 1996, at 3 o'clock p.m., Mountain Daylight Time, in the conference room at Timber Run, 2015 Walton Creek Road, Steamboat Springs, Colorado 80487, or any adjournment thereof, all shares of the common stock which the undersigned possess and with the same effect as if the undersigned was personally present, as follows:


PROPOSAL (1): ELECTION OF DIRECTORS

Class I: Ronald A. Stiller              Class II: Robert J. Flaherty

/ / For All Nominees listed above             / / Withhold authority to vote for
    (except as marked to the contrary below)      all Nominees listed above


-------------------------------------------------------------------------------
    (To withhold vote for any nominee or nominees, print the name(s) above.)

PROPOSAL (2): RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

/ / For ratification                  / / Against                 / / Abstain

PROPOSAL (3): TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME
              BEFORE THE MEETING


/ / In their discretion, the proxy-holders are       / / Withhold Authority
    authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                                -------------------------------
                                                Date


                                                -------------------------------
                                                Signature


                                                -------------------------------
                                                Signature

                                (Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)


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